THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional adviser.
LETTER OF TRANSMITTAL
Relating to
Goodrich Corporation
Offers to Exchange

All Outstanding 6.29% Notes Due 2016	All Outstanding 6.80% Notes Due 2036
(CUSIP No. 382388 AR 7)	(CUSIP No. 382388 AT 3)
For	For
6.29% Notes Due 2016	6.80% Notes Due 2036
(CUSIP No. 382388 AS 5)	(CUSIP No. 382388 AU 0)
Registered Under the Securities Act of 1933	Registered Under the Securities Act of 1933

Pursuant to the Prospectus dated , 2006
     This document relates to Goodrich Corporation’s offers to exchange (the “exchange offers”) (i) all outstanding 6.29% Notes due 2016 (the “outstanding 10-year notes”) for a like principal amount of 6.29% Notes due 2016 that have been registered under the Securities Act of 1933 (the “new 10-year notes”), and (ii) all outstanding 6.80% Notes due 2036 (the “outstanding 30-year notes” and, together with the outstanding 10-year notes, the “outstanding notes”) for a like principal amount of 6.80% Notes due 2036 that have been registered under the Securities Act of 1933 (the “new 30-year notes” and, together with the new 10-year notes, the “new notes”). The exchange offers are described in Goodrich’s Prospectus dated                      , 2006 (the “Prospectus”) and in this letter of transmittal (this “Letter of Transmittal”). All terms and conditions contained in, or otherwise referred to in, the Prospectus are deemed to be incorporated in, and form a part of, this Letter of Transmittal. Therefore, you are urged to read carefully the Prospectus and the items referred to therein. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to herein as the “terms and conditions.”
     The exchange offers will each expire at 5:00 p.m., New York City time, on                      , 2006, unless extended by Goodrich (such date and time, as they may be extended, the “Expiration Date”). Goodrich may extend one exchange offer and not the other. Outstanding notes tendered in an exchange offer may be withdrawn at any time before the expiration date of that exchange offer.
     Holders of outstanding notes wishing to participate in the exchange offers should complete, sign and submit this Letter of Transmittal to the exchange agent, Global Bondholder Services Corporation (the “Exchange Agent”), on or prior to the Expiration Date.

By Mail:	By Hand and Overnight Courier:
Global Bondholder Services Corporation	Global Bondholder Services Corporation
65 Broadway – Suite 723	65 Broadway – Suite 723
New York, NY 10006	New York, NY 10006

By Facsimile (for eligible institutions only):	Confirm by Telephone:
(212) 430-3775	(212) 430-3774
     Delivery of this Letter of Transmittal to an address, or transmission of instructions via a facsimile number, other than as set forth above or in accordance with the instructions herein, will not constitute valid delivery. You should read the instructions accompanying this Letter of Transmittal carefully before completing this Letter of Transmittal. Questions regarding the exchange offers or completion of this Letter of Transmittal may be directed to the Exchange Agent at the following telephone numbers: (866) 937-2200 (toll free)/(212) 430-3774 (banks and brokers).
                              , 2006

     The undersigned acknowledges that he or she has received and reviewed the Prospectus and this Letter of Transmittal. On June 22, 2006, Goodrich Corporation, a New York corporation (“Goodrich” or the “Company”) consummated its offer to exchange any or all of its then outstanding 7 1/2% notes due April 15, 2008, 6.45% notes due April 15, 2008, and 6.60% notes due May 15, 2009 for the outstanding 10-year notes. In addition, on June 22, 2006, the Company consummated its offer to exchange any or all of its then outstanding 7.625% Notes due December 15, 2012 for the outstanding 30-year notes. These exchange offers are referred to as the previous exchange offers. In connection with the previous exchange offers, the Company entered into a registration rights agreement dated June 22, 2006 (the “Registration Rights Agreement”) with the joint-lead dealer managers of the previous exchange offers.
     This Letter of Transmittal is to be completed by a holder of outstanding notes either if certificates for such outstanding notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offers—Procedures for Tendering Outstanding Notes” and “—Book-Entry Transfers” sections of the Prospectus and an Agent’s Message is not delivered, or if guaranteed delivery procedures are being used. Outstanding notes may be withdrawn at any time prior to the expiration date. See the section of the Prospectus entitled “The Exchange Offers—Terms of the Exchange Offer, Period for Tendering Outstanding Notes,” "—Procedures for Tendering Outstanding Notes” and “—Withdrawal Rights” for a more complete description of the tender and withdrawal provisions. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.
     If a holder of outstanding notes desires to tender outstanding notes and such outstanding notes are not immediately available or time will not permit all documents required by the exchange offer to reach the Exchange Agent (or such holder is unable to complete the procedure for book-entry transfer on a timely basis) prior to 5:00 p.m., New York City time, on the applicable Expiration Date, a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offers—Guaranteed Delivery Procedures.”
     The exchange offers are scheduled to expire at 5:00 p.m., New York City time, on                      , 2006. The exchange offers may be amended, extended or terminated as provided in the Prospectus. During any extension of the expiration date of an exchange offer, all outstanding notes previously tendered in that exchange offer will remain subject to that exchange offer and may be accepted for exchange by the Company.
     The method of delivery of outstanding notes, Letters of Transmittal and all other required documents are at the election and risk of the holders. If such delivery is by mail, the Company recommends that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or outstanding notes should be sent to the Company.
     Neither the exchange offer for the outstanding 10-year notes nor the exchange offer for the outstanding 30-year notes is conditioned upon the consummation of the other. Each exchange offer may be amended, extended or terminated individually.

TENDER OF OUTSTANDING NOTES
     To effect a valid tender of outstanding notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table below entitled “Description of Outstanding Notes Tendered” and sign this Letter of Transmittal where indicated. Failure to provide the information necessary to effect delivery of new notes will render such holder’s tender defective, and Goodrich will have the right, which it may waive, to reject such tender without notice.

DESCRIPTION OF OUTSTANDING NOTES TENDERED (see Instruction 2)
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
	1	2
	Names(s) and Address(es) of	Aggregate	3
Outstanding Notes	Certificate Holder(s)	Principal Amount of	Principal Amount
Being Tendered	(Please fill in Certificate Number(s)*)	Outstanding Notes*	Tendered
6.29% Notes due 2016 (CUSIP: 382388 AR 7)

6.80% Notes due 2036 (CUSIP: 382388 AT 3)

*	Need not be completed if outstanding notes are being tendered by book-entry transfer.

**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the outstanding notes represented by the outstanding notes indicated in column 2. See Instruction 2. Outstanding notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

By crediting the outstanding notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the exchange offer, including, if applicable, transmitting to the Exchange Agent an Agent’s Message in which the holder of the outstanding notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such outstanding notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

Ladies and Gentlemen:
     Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Company the aggregate principal amount of outstanding notes indicated above. Subject to, and effective upon, the acceptance for exchange of the outstanding notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such outstanding notes as are being tendered hereby and hereby irrevocably appoints the Exchange Agent as its attorney and agent. The undersigned further irrevocably instructs the Exchange Agent as its attorney and agent to complete, execute and deliver all or any forms of transfer and other documents and to do all other acts and things as may be in the opinion of that attorney or agent necessary or expedient for the purpose of, or in connection with, the exchange offer.
     The undersigned acknowledges that the Company’s acceptance of outstanding notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offers” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offers.
     The undersigned acknowledges that the exchange offers are being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) that the new notes issued pursuant to the exchange offers in exchange for the outstanding notes may be offered for resale, resold and otherwise transferred by a holder thereof (other than an affiliate of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and (except for broker-dealers that have acquired the outstanding notes as a result of market making or other trading activities) prospectus delivery provisions of the Securities Act of 1933, as amended (the “Securities Act”); provided, that such new notes are acquired in the ordinary course of such holder’s business and such holder has no arrangement with any person to participate in the distribution of such new notes. See “The Exchange Offers—Registration Rights” and “—Resales of New Notes” in the Prospectus.
     The undersigned understands and agrees that the Company reserves the right not to accept tendered outstanding notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.
     The undersigned represents and warrants to the Company that: (i) neither the holder nor any other person receiving new notes in exchange for outstanding notes tendered hereby is an affiliate of the Company within the meaning of Rule 405 under the Securities Act; (ii) the holder and any other person receiving new notes in exchange for outstanding notes tendered hereby is not a broker-dealer who exchanged old notes acquired directly from the Company for its own account for outstanding notes in the previous exchange offers; (iii) the new notes to be received by the holder or any other person hereby tendering outstanding notes will be acquired in the ordinary course of such holder’s or person’s business; and (iv) neither the holder nor any other person receiving new notes in exchange for outstanding notes tendered hereby has any arrangement or understanding with any person to participate in the distribution, within the meaning of the Securities Act, of the new notes. The representations and warranties of the undersigned will be deemed to be repeated and reconfirmed on and as of the expiration date and the settlement date of the exchange offers.
     The undersigned further acknowledges and agrees (i) that any person participating in the exchange offers for the purpose of distributing the new notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the new notes acquired by such person and cannot rely on the position of the staff of the SEC set forth in no-action letters that are discussed in the Prospectus under the caption “The Exchange Offers—Resales of New Notes” and (ii) that a secondary resale transaction described in the preceding clause (i) should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Securities Act.
     In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of new notes. If the undersigned is a broker-dealer that will receive new notes for its own account in exchange for outstanding notes, it represents that the outstanding notes to be exchanged for new notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such new notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
     The undersigned further agrees that acceptance of any and all validly tendered outstanding notes by the Company and the issuance of new notes in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the Registration Rights Agreement.
     The undersigned will, upon request, execute and deliver any additional documents and give any further assurances deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer to the Company of the outstanding notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offers—Withdrawal Rights.”
     Each holder of outstanding notes that submits this Letter of Transmittal, or agrees to the terms of a Letter of Transmittal pursuant to an Agent’s Message, is deemed to acknowledge, represent, warrant and agree as follows:
(1)	it is the beneficial owner (as defined below) of, or a duly authorized representative of one or more beneficial owners of, the outstanding notes tendered hereby, and it has full power and authority to execute this Letter of Transmittal and to tender, exchange, assign and transfer the outstanding notes tendered hereby;

(2)	when the outstanding notes are accepted for exchange by the Company, the Company will acquire good, indefeasible and unencumbered title thereto, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind;

(3)	if the outstanding notes are assets of (i) an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, (ii) a “plan” as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) a “governmental plan” as defined in Section 3(32) of ERISA or any other plan that is subject to a law substantially similar to Title I of ERISA or Section 4975 of the Code, or (iv) an entity deemed to hold plan assets of any of the foregoing, the exchange of the outstanding notes and the acquisition, holding and disposition of the new notes will not result in a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or any substantially similar applicable law; and

(4)	by tendering outstanding notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, it will be deemed to have waived the right to receive any payment in respect of interest on the outstanding notes accrued up to the date of issuance of the new notes.
     The acknowledgments, representations, warranties and agreements of a holder tendering outstanding notes will be deemed to be repeated and reconfirmed on and as of the expiration date and the settlement date. For purposes of this Letter of Transmittal, the “beneficial owner” of any outstanding notes means any holder that exercises investment discretion with respect to those outstanding notes.
     Unless otherwise indicated herein in the box entitled “Special Issuance/Payment Instructions” below, please issue the new notes (and, if applicable, substitute certificates representing outstanding notes for any outstanding notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of outstanding notes, credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the new notes (and, if applicable, substitute certificates representing outstanding notes for any outstanding notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Outstanding Notes.”
     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS
(See Instructions 3 and 4)
     To be completed ONLY if certificates for new notes and/or outstanding notes not exchanged are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal, or if outstanding notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above. Complete Substitute Form W-9.
     Issue: New notes and/or outstanding notes to:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address

(Including Zip Code)
     Credit unexchanged outstanding notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, If Applicable)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
     To be completed ONLY if certificates for new notes and/or outstanding notes not exchanged are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal or to such person or persons at an address other than shown in the box entitled “Description of Outstanding Notes” on this Letter of Transmittal above.
     Mail: New notes and/or outstanding notes to:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address

(Including Zip Code)
IMPORTANT: This Letter of Transmittal or a facsimile hereof or an Agent’s Message in lieu thereof (together with the certificates for outstanding notes or a Book-Entry Confirmation and all other required documents) or a notice of guaranteed delivery must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the expiration date.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE INFORMATION ABOVE.

IN ORDER TO VALIDLY TENDER OUTSTANDING NOTES FOR EXCHANGE,
HOLDERS OF OUTSTANDING NOTES MUST COMPLETE, EXECUTE
AND DELIVER THIS LETTER OF TRANSMITTAL.
PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)
By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to Goodrich the principal amount of the outstanding notes listed in the table on page 5 entitled “Description of Outstanding Notes Tendered.” Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Signature of Registered Holder(s) or Authorized Signatory	Date
(see guarantee requirement below)

Signature of Registered Holder(s) or Authorized Signatory	Date
(see guarantee requirement below)

Area Code and Telephone Number:
     This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the outstanding notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title and submit evidence satisfactory to the Exchange Agent and Goodrich of such person’s authority to so act. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)
SIGNATURE GUARANTEE
(If required—See Instruction 3)

Signature(s) Guaranteed by
an Eligible Guarantor Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address)
Dated:                                         , 2006

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFERS
1. Delivery of this Letter of Transmittal and Notes.
     This Letter of Transmittal (this “Letter of Transmittal”) is to be completed by holders of outstanding notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the sections of the Prospectus entitled “The Exchange Offers—Procedures for Tendering Outstanding Notes” and "—Book-Entry Transfers” and an Agent’s Message is not delivered, or if guaranteed delivery procedures are being used. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered outstanding notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the expiration date. Outstanding notes tendered hereby must be in denominations of a principal amount of $1,000 and any integral multiple thereof.
     The method of delivery of this Letter of Transmittal, the outstanding notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If outstanding notes are sent by regular U.S. mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the expiration date. See the section of the Prospectus entitled “The Exchange Offers.”
2. Partial Tenders (not applicable to holders who tender by book-entry transfer).
     If less than all of the outstanding notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of outstanding notes to be tendered in the box above entitled “Description of Outstanding Notes—Principal Amount Tendered.” A reissued certificate representing the balance of nontendered outstanding notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the expiration date. ALL OF THE OUTSTANDING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.
3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.
     If this Letter of Transmittal is signed by the holder of the outstanding notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such outstanding notes without any change whatsoever. If any tendered outstanding notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal. If any tendered outstanding notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.
     When this Letter of Transmittal is signed by the registered holder or holders of the outstanding notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the new notes are to be issued, or any untendered outstanding notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.
     If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.
     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.
     ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) (EACH SUCH FIRM AN “ELIGIBLE INSTITUTION”) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM.
     SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC’S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.
4. Special Issuance/Payment and Special Delivery Instructions.
     Tendering holders of outstanding notes should indicate in the applicable box the name and address to which new notes issued pursuant to the exchange offer and/or substitute certificates evidencing outstanding notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering outstanding notes by book-entry transfer may request that outstanding notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such outstanding notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.
5. Taxpayer Identification Number and Backup Withholding.
     Federal income tax law generally requires that a tendering holder whose outstanding notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is such holder’s Social Security Number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the amount of any reportable payments made to such tendering holder. If backup withholding results in an overpayment of taxes, a refund may be obtained upon filing an income tax return.
     To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must, unless an exemption applies, provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.
     If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. NOTE: WRITING “APPLIED FOR” ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.
     If the outstanding notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.
     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit an appropriate Form W-8 signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.
6. Transfer Taxes.
     The Company will pay all transfer taxes, if any, applicable to the transfer of outstanding notes pursuant to the exchange offer. If, however, new notes and/or substitute outstanding notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the outstanding notes tendered hereby, or if tendered outstanding notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of outstanding notes to the Company or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.
7. Waiver of Conditions.
     The Company reserves the right (subject to the limitations described in the Prospectus) to waive satisfaction of any or all conditions of an exchange offer enumerated in the Prospectus prior to the expiration date of that exchange offer.
8. No Conditional Tenders; Defects.
     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of outstanding notes, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their outstanding notes for exchange.
     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of outstanding notes nor shall any of them incur any liability for failure to give any such notice.
9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes.
     Any holder whose outstanding notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.
10. Withdrawal Rights.
     Tendered outstanding notes may be withdrawn at any time prior to the expiration date. For a withdrawal of tendered outstanding notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the applicable expiration date.

     Any notice of withdrawal must (i) specify the name of the person having tendered the outstanding notes to be withdrawn (the “Depositor”), (ii) identify the outstanding notes to be withdrawn (including certificate number or numbers and the principal amount of such outstanding notes), (iii) contain a statement that such holder is withdrawing such holder’s election to have such outstanding notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such outstanding notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the outstanding notes register the transfer of such outstanding notes in the name of the person withdrawing the tender and (v) specify the name in which such outstanding notes are registered, if different from that of the Depositor. If outstanding notes have been tendered pursuant to the procedure for book-entry transfer set forth in the section of the Prospectus entitled “The Exchange Offers—Book-Entry Transfers,” any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn outstanding notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any outstanding notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer, and no new notes will be issued with respect thereto unless the outstanding notes so withdrawn are validly re-tendered. Any outstanding notes that have been tendered for exchange but which are not exchanged in an exchange offer for any reason will be returned to the holder thereof without cost to such holder (or, in the case of outstanding notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section of the Prospectus entitled “The Exchange Offers—Book-Entry Transfers,” such outstanding notes will be credited to an account maintained with DTC for the outstanding notes) as soon as practicable after withdrawal, rejection of tender or termination of that exchange offer. Properly withdrawn outstanding notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the expiration date of that exchange offer.
11. Requests for Assistance or Additional Copies.
     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at the address and telephone number indicated below. A holder of outstanding notes may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the exchange offer.

PAYER’S NAME: Global Bondholder Services Corporation

SUBSTITUTE	Name (as shown on your income tax return)

Form W-9

Business Name, if different from above
Department of the Treasury Internal Revenue Service
Check appropriate box:
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	☐ Individual/Sole proprietor Adress	☐ Corporation	☐ Partnership	☐ Other

City, state, and ZIP code

Part 1 — Taxpayer Identification Number —
Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” in the box at right, certify by signing and dating below, and complete the following “Certificate of Awaiting Taxpayer Identification Number” box.”	Social Security Number OR Employer Identification Number

PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding. ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature _______________________________________	Date ____________, 20___	___

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
     Guidelines For Determining the Proper Identification Number to Give the Payer – Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

		Give the NAME and
		SOCIAL SECURITY			Give the NAME and
		NUMBER or EMPLOYER			EMPLOYER
		IDENTIFICATION			IDENTIFICATION
For this type of account:		NUMBER of —	For this type of account:		NUMBER of —
1.	Individual	The individual	6.	A valid trust, estate, or pension trust	Legal entity (4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7.	Corporation or LLC electing corporate status on Form 8832	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4.	a. The usual revocable savings trust (grantor is also trustee)
	b. The so-called trust account that is not a legal or valid trust under State law	The grantor-trustee (1) The actual owner (1)	9.	Partnership or multi-member LLC	The partnership or LLC

5.	Sole proprietorship or single-owner LLC	The owner (3)	10.	A broker or registered nominee	The broker or nominee

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form
A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.
How to Get a TIN
If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS web site at www.irs.gov.
If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.
Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.
CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Payees Exempt from Backup Withholding
Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.
The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.
(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.
Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.
Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.
You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.
Penalties
Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

     Only manually signed copies of the Letter of Transmittal (or manually signed facsimile copies hereof) will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.
The Exchange Agent for the Exchange Offers is:
Global Bondholder Services Corporation

By Mail:	By Hand and Overnight Courier:
65 Broadway — Suite 723	65 Broadway — Suite 723, 7th Floor
New York, NY 10006	New York, NY 10006

By Facsimile (for eligible institutions only):
(212) 624-0294
Confirm by Telephone:
(212) 430-3774
     Any questions or requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, or related documents may be directed to the Exchange Agent the following telephone numbers: (866) 937-2200 (toll free) / (212) 430-3774 (banks and brokers). A holder of outstanding notes may also contact such holder’s custodian bank, depositary, broker, trust company or other nominee for assistance concerning the exchange offers.